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                                     [LOGO]

                       THE SHEPHERD LARGE CAP GROWTH FUND
                  (FORMERLY, THE DOMINION INSIGHT GROWTH FUND)

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                                   PROSPECTUS

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                                October 31, 2003

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The Shepherd Large Cap Growth Fund  (formerly The Dominion  Insight Growth Fund)
is a mutual fund whose only investment objective is growth of capital. The Fund will invest primarily in equity securities which management believes have a good potential for capital growth. The Fund's portfolio is managed by Nye, Parnell & Emerson Capital Management, Inc. The net assets and the return of the Fund will
fluctuate  depending  on  market  conditions  and  other  factors.   Prospective
investors should read and retain this Prospectus for future reference.

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The  Securities and Exchange  Commission  has not approved or disapproved  these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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                     Shares of the Fund are offered through

                         CULLUM & BURKS SECURITIES, INC.

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

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

FUND SUMMARY...................................................................3

FUND EXPENSES..................................................................5

FINANCIAL HIGHLIGHTS...........................................................6

INVESTMENT OBJECTIVE AND STRATEGY..............................................7

RISK FACTORS...................................................................8

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE....................................9

INVESTMENT ADVISORY AND OTHER SERVICES........................................10

PURCHASE OF SHARES............................................................11

REDEMPTION OF SHARES..........................................................14

EXCHANGE PRIVILEGE............................................................16

DISTRIBUTIONS AND TAXES.......................................................16

SHAREHOLDER SERVICES AND REPORTS..............................................18

                       THE SHEPHERD LARGE CAP GROWTH FUND
                   (formerly THE DOMINION INSIGHT GROWTH FUND)

                                  FUND SUMMARY

INVESTMENT OBJECTIVE

     The Shepherd  Large Cap Growth Fund  (formerly the Dominion  Insight Growth
Fund) is a mutual fund whose only investment objective is growth of capital.

PRINCIPAL INVESTMENT STRATEGY AND POLICIES

     Nye, Parnell & Emerson Capital Management, Inc. ("Nye, Parnell & Emerson") became the investment advisor of the Fund on November 1, 1999. Through Nye, Parnell & Emerson, the Fund will invest in a diversified portfolio of common stocks of companies that meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large cap companies that the Fund's investment advisor believes have a good potential for capital growth. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500, which as of the date of this Prospectus was approximately $5 billion to $285 billion. The investment advisor uses a bottom-up approach to choosing investments, emphasizing a stock selection process favoring positions in leading U.S. companies that are global leaders in their industry. These global U.S. companies generally have high returns on equity, dominant competitive positions, pricing power and predictable and consistent earnings growth. These stocks typically demonstrate considerably higher growth in earnings, dividends, reinvestment rates and high rates of free cash flow generation.

     The Fund does not concentrate in any sector or industry.

     The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance traditional American values. To that end, the Fund's advisor uses a "values-based" non-financial investment analysis intended to specifically seek out companies that support positive values such as the respect for human life and dignity, responsible management, and environmental stewardship, while avoiding industries and activities like abortion, pornography, gambling, alcohol and tobacco production. The Fund also seeks to identify and invest in those companies that support traditional pro-family values. See "Investment Selection Process".

MAIN RISKS

     Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, interest rate fluctuations, or economic developments. The Fund is subject to this risk of market volatility. Loss of money is a risk of investing in the Fund.

     The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Growth stocks are often more sensitive to economic and market swings than other types of stocks because market prices tend to reflect future expectations.

     Other than company-specific problems, the factor most likely to hurt Fund performance would be a sharp increase in interest rates, which generally causes equity prices to fall.

     The Fund may be suitable for the more aggressive section of an investor's portfolio. It's designed for people who want to grow their capital over the long term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

PERFORMANCE

The first chart below shows annual total returns for the Fund. The second compares Fund performance with that of the S&P 500(R), the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The S&P 500 is used for comparison to reflect the Fund's strategy of investing primarily in large cap stocks. These charts will give you some idea of the risks involved in investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's performance to the performance of a market index over time. Sales loads are not reflected in these charts and, if they were reflected, returns would be less than those shown. As with all mutual funds, the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR

                                  [BAR CHART]

18.33%   -5.19%   64.79%   11.24%    1.66%   27.28%   75.40%  -27.23%  -43.41%   -37.18
 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002

During the periods shown in the chart, the highest return for a quarter was 46.86% (quarter ended December 31, 1999) and the lowest return for a quarter was -37.57% (quarter ended September 30, 2001). The year-to-date return as of June 30, 2003 was 12.59%.

                          AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2002)
                                                                                            LIFE OF
                                                                     1 YEAR      5 YEARS     FUND*
                                                                   ----------------------------------
THE SHEPHERD LARGE CAP GROWTH FUND
  RETURN BEFORE TAXES                                                -37.18%     -10.40%      2.17%
  RETURN AFTER TAXES ON DISTRIBUTIONS                                -37.18%     -15.09%     -1.43%
  RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES        -29.74%     -11.17%     -1.13%
S&P 500 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)         -23.37%      -1.94%      7.57%
  *  Since October 27, 1992.

After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                  FUND EXPENSES

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (1)                       4.75%
Maximum Deferred Sales Charge (Load)                                        None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends (and other Distributions)                            None
Redemption Fee (2)                                                          None
Exchange Fee                                                                None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (3)
Investment Management Fees                                                 1.00%
Distribution (12b-l) Fees                                                   None
Other Expenses (4)                                                         1.25%
Total Annual Fund Operating Expenses                                       2.25%

(1) On sales of $100,000 or more, the sales load is reduced as set forth in the section "Purchase of Shares".
(2) Redemption proceeds will be sent regular first class mail, or can be sent via overnight "express" mail (such as Federal Express), if requested, for a $20.00 service charge, or can be sent by wire transfer for a $15.00 fee. See "Redemptions of Shares."
(3)  Calculated as a percentage of average daily net assets.
(4) Foundation Management Inc. is responsible for supervising the overall management and administration of the Fund, and receives for such services an annualized fee of 1.25% of the Fund's average daily net assets.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

    1 YEAR                3 YEARS             5 YEARS             10 YEARS
    ------                -------             -------             --------

     $692                 $1,145               $1,623              $2,937

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The financial highlights for the years ended June 30, 2003 and 2002 were audited by Brad A. Kinder, CPA, independent auditor, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available on request. Information for the prior fiscal years was audited by other public accountants.

                                                                         Year Ended June 30,
                                                    2003          2002          2001          2000          1999
                                                    ----          ----          ----          ----          ----

PER SHARE DATA (1):
   Net asset value, beginning of year..........     $3.42         $5.59        $25.47        $19.15        $17.56
                                                    -----         -----        ------        ------        ------

   Income (Loss) From Investment Operations:

      Net investment loss......................     (0.04)        (0.08)        (0.24)        (0.48)        (0.36)

      Net realized and unrealized gain (loss)
      on investments...........................     (0.07)        (2.09)        (9.93)        12.62          4.20
                                                    -----         -----         -----         -----          ----

   Total income (loss) from investment operations   (0.11)        (2.17)       (10.17)        12.14          3.84
                                                    -----         -----        ------         -----          ----

   Less Distributions:

      Distributions from net realized gains....        --            --         (9.71)        (5.82)        (2.25)

   Net asset value, end of year................     $3.31         $3.42         $5.59        $25.47        $19.15
                                                    -----         -----         -----        ------        ------

Total return (2)...............................    (3.22%)      (38.82%)      (53.85%)       69.10%        25.47%
                                                    =====        ======        ======        ======        ======

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of year (in thousands)......    $3,739        $3,615        $6,994       $17,903       $14,511

   Ratio of expenses to average net assets.....     2.25%         2.25%         2.25%         2.24%         2.25%

   Ratio of net investment loss to average net
   assets......................................     1.33%         1.94%         2.03%         2.02%         2.14%

   Portfolio turnover rate.....................   235.79%        99.77%        19.96%       120.65%       185.62%

(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Sales load is not reflected in total return.

                        INVESTMENT OBJECTIVE AND STRATEGY

     INVESTMENT OBJECTIVE. The only investment objective of the Fund is growth of capital. The Fund's investment objective may not be changed without shareholder approval.

     PRINCIPAL INVESTMENT STRATEGY. Nye, Parnell & Emerson Capital Management, Inc. ("Nye, Parnell & Emerson") became the investment advisor of the Fund on November 1, 1999. Through Nye, Parnell & Emerson, the Fund will invest in a diversified portfolio of common stocks of companies that meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large cap companies that the Fund's investment advisor believes have a good potential for capital growth. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500, which as of the date of this Prospectus was approximately $5 billion to $285 billion. The investment advisor uses a bottom-up approach to choosing investments, emphasizing a stock selection process favoring positions in leading U.S. companies that are global leaders in their industry. These global U.S. companies generally have high returns on equity, dominant competitive positions, pricing power and predictable and consistent earnings growth. These stocks typically demonstrate considerably higher growth in earnings, dividends, reinvestment rates and high rates of free cash flow generation.

     The Fund does not concentrate in any sector or industry.

     INVESTMENT SELECTION PROCESS. As the investment advisor, Nye, Parnell & Emerson makes the investment decisions for the Fund. Investments are selected on the basis of their ability to contribute to the dual goals of financial soundness and social criteria. Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social screening criteria.

     Nye, Parnell & Emerson will seek to invest in leading US companies that are global leaders in their industries and which have consistently high returns on equity and earnings per share growth. Nye, Parnell & Emerson will then attempt to purchase a stock at an attractive price/earnings ratio relative to its earnings growth rate. Nye, Parnell & Emerson also takes into consideration a stock's relative strength to the market.

     SOCIALLY RESPONSIBLE INVESTMENT CRITERIA. The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance traditional American values. To that end, the Fund's advisor uses a "values-based" non-financial investment analysis intended to specifically seek out companies that support positive values such as the respect for human life and dignity, responsible management, and environmental stewardship, while avoiding industries and activities like abortion, pornography, gambling, alcohol and tobacco production. The Fund also seeks to identify and invest in those companies that support traditional pro-family values.

     The Fund seeks to avoid investing in companies that Nye, Parnell & Emerson determines to be engaged in, or to be making charitable contributions to organizations that support, the pornography, gambling, alcohol, tobacco, or abortion industries, as well as companies that make contributions to political organizations that undermine traditional American family values. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Nye, Parnell & Emerson. The Board of Directors may change any social criteria without shareholder approval.

     In times of adverse equity markets in the investment advisor's judgment, the Fund may take temporary defensive positions in U.S. Treasury bills and commercial paper of major U.S. corporations. This could reduce the benefit from an upswing in the market, and the Fund may not achieve its investment objective when it is so invested.

     The Fund may sell a security when the advisor believes that (1) the company's financial fundamentals or prospects for growth have deteriorated; (2) there has been a change in the company's business model; or (3) the advisor has identified a better investment opportunity. The Fund may also sell a security if the issuing company engages in activities that are inconsistent with the advisor's social screening criteria.

                                  RISK FACTORS

     STOCK  MARKET  VOLATILITY.  Stock  values  fluctuate in response to issuer,
political,  market  and  economic  developments.   Stock  prices  can  fluctuate
dramatically in response to these developments.

     SECTOR RISK. Different parts of the market can react differently to these developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     COMPANY RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

     INTEREST RATE CHANGES. The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market.

     PORTFOLIO TURNOVER. The annual portfolio turnover of the Fund is not expected to be high, due to the Fund's investment strategy of long-term growth. The annual portfolio turnover rate is the number of times the Fund's portfolio securities are replaced in a period of one year. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs that the Fund must pay, and may result in accelerated realization of capital gains for federal income tax purposes.

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     During the fiscal year ended June 30, 2003, the total return of the Fund shares was -3.22%. The Fund's return is attributable to the severe market downturn in the latter part of 2002 and the first quarter of 2003. In late March 2003 the stock market turned up and was very strong through the end of the Fund's fiscal year, June 30, 2003.

     The line graph below compares the initial account value and subsequent account values for the Fund at the end of each of the periods indicated to the same investment over the same periods in the S&P 500 Index. The S&P 500 is used for comparison to reflect the Fund's strategy of investing primarily in large cap stocks. The graph assumes an initial $10,000 investment beginning October 27, 1992 (the date the Fund's registration statement became effective) and, in the case of the investment in the Fund, net of the Fund's sales load.

                                    [GRAPH]

                                             6-30-2003
                                             ---------
          Shepherd Large Cap Growth Fund     $
          S&P 500 Index                      $

Past performance does not predict future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The graph above and table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

-----------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN OF THE FUND AS OF 6/30/03
-----------------------------------------------------------------------
         1 Year                  5 Years              Inception
                                                      (10/27/92)
-----------------------------------------------------------------------
         -3.22%                  -10.33%                 3.21%
-----------------------------------------------------------------------

Sales loads are not reflected in the total return chart shown at the left and, if they were reflected, returns would be less than those shown.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund has an Investment Advisory Agreement with Nye, Parnell & Emerson Capital Management, Inc. (the "Advisor"), whose address is 1630 Duke Street, Suite 200 Alexandria, Virginia 22314, to act as its investment advisor. The Investment Advisory Agreement was effective November 1, 1999. The Advisor provides the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

     The Advisor also serves as investment adviser to certain private accounts, managing over $300 million of investments for private investors and institutions throughout the United States. The Advisor has no previous experience in advising a mutual fund, other than to advise the Fund since November 1, 1999. The Advisor's Portfolio Management Group is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

     The business and affairs of the Fund are managed under the direction of the Board of Directors of the Company. Subject to their authority, the Advisor is responsible for supervising the Fund's investments and for conducting its investment program, and in connection therewith performing or causing to be performed by others the following services: (i) furnishing to the Fund investment advice and recommendations, and (ii) supervising the purchase and sale of securities as directed by appropriate Fund officers.

     The Fund has an Administration Agreement with Foundation Management, Inc. (the "Administrator"), whose address 1141 Custis Street, Alexandria, Virginia 22308. Pursuant to the Administration Agreement, and subject to the authority of the Board of Directors of the Company, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

     Eton Court Asset Management, Ltd. is the parent company of the Advisor. The Administrator is owned by Paul Dietrich, who in turn owns all of Eton Court Asset Management, Ltd.

     Fund Services, Inc. serves as transfer agent for the purpose of recording the transfer, issuance and redemption of shares of the Fund, transferring shares of the Fund, disbursing dividends and other distributions to shareholders, mailing shareholder information and receiving and responding to various shareholder inquiries. Commonwealth Fund Accounting, Inc., an affiliate of Fund Services, Inc., provides accounting services to the Fund. Commonwealth Shareholder Services, Inc., an affiliate of Fund Services, Inc., provides administration services to the Fund. All costs associated with such services performed by Fund Service, Inc., Commonwealth Fund Accounting, Inc. and
Commonwealth Shareholder Services, Inc. are required to be paid by the Administrator pursuant to the Administration Agreement.

     In addition to the fees to be paid to the Advisor and the Administrator, the Fund pays all broker commissions in connection with its portfolio transactions, together with all other expenses incurred by the Fund except to the extent such other expenses are required to be paid by the Administrator. In this connection, the Administrator has agreed, pursuant to the Administration Agreement, to assume all expenses (hereafter defined) of the Fund. Expenses as defined are normal operating expenses, but exclude fees paid to the Advisor and the Administrator, broker commissions in connection with the Fund's portfolio transactions, interest, taxes, litigation and indemnification costs, and annual distribution plan expenses, if any.

     The Fund has entered into a Distribution Agreement with Cullum & Burks Securities, Inc. (the "Distributor"), 13355 Noel Road, Suite 1300, One Galleria Tower, Dallas, Texas 75240, pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the

Distributor the sales charges described in the section "Purchase of Shares".

     The Administrator may use its administration fee revenues, as well as its past profits or its resources from any other source, to pay the Distributor for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. The Administrator, directly or through the Distributor, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. The Board of Directors of the Fund has determined that such payments are authorized under the Fund's Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. To receive payments made pursuant to a Distribution Plan, intermediaries must sign the appropriate agreement with the Distributor in advance.

     It is expected that the Advisor will place all orders for the Fund's portfolio securities transactions with the Distributor. The Distributor intends to charge the Fund $.10 per share for all portfolio transactions effected on behalf of the Fund. With respect to securities traded on a stock exchange, such commissions are subject to the requirement that they be reasonable and fair compared to commissions received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. With regard to securities traded over-the-counter, such commissions are subject to a maximum amount of 1% of the purchase or sale price of the securities. Although the Advisor is generally required to effect execution of the Fund's securities transactions at the most favorable price, the Advisor may take various additional factors into consideration, including, with respect to the Distributor, the fact that the Distributor has sold or is selling shares of the Fund. Accordingly, the prices to the Fund for its portfolio trades effected through the Distributor may be less favorable than those available from other broker-dealers, or than prices that could be obtained by placing the trades directly with the market maker. The Board of Directors of the Company has allowed portfolio transactions to be directed to the Distributor based on its determination that the Fund is receiving "best price and execution" with respect to such transactions, taking into account such factors as the Board deems appropriate.

                               PURCHASE OF SHARES

     The Fund's shares are continuously offered through Cullum & Burks Securities, Inc. (the "Distributor"), the Fund's distributor, which is located at 13355 Noel Road, Suite 1300, One Galleria Tower, Dallas, Texas 75240, phone number (972) 755 0270. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and through NASD members or eligible non-NASD members who are acting as brokers or agents for investors (`brokers"). Purchases are effective at the next determined net asset value after the purchase order and accompanying payment of the public offering price for shares are received by the Fund (except as described below under "Investment by Telephone"). Brokers and dealers are responsible for promptly transmitting orders to the Distributor. The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice. The minimum initial and subsequent investments are $1,000 and $100, respectively (inclusive of the applicable sales charge). In its discretion, the Fund may allow investments for less than the minimum amounts. In the case of purchases through the Automatic Investment Plan (see "Automatic Investment Plan"), the minimum initial investment will be automatically waived, subject to initial and subsequent monthly investment minimums of $100.

     All orders to purchase shares are subject to acceptance by the Fund, are not binding until so accepted, and are subject to ultimate collectibility of funds. The Fund ordinarily will not open an account unless the tax identification or social security number of the beneficial owner has been provided on the application to the Fund or is otherwise certified by the authorized dealer through which an account may be opened. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interest of existing Fund shareholders.

     PUBLIC OFFERING PRICE. The public offering price is the net asset value per share determined at the close of business of the New York Stock Exchange next occurring after the purchase order and accompanying payment for the shares are received by the Fund, plus the applicable sales charge. All orders must be mailed to the Distributor by dealers or investors, except that payment for shares purchased may be made by wire transfer from the investor's bank after ordering shares by telephone. Please call the Fund's transfer agent at Fund Services Inc., (800) 628 4077, for current wire transfer instructions. Shares may also be purchased by bank account debit pursuant to the Automatic Investment Plan (see "Automatic Investment Plan"). The net asset value per share is determined in the manner described below (see "Net Asset Value").

     NET ASSET VALUE. The net asset value of Fund shares is determined once daily as of the close of business of the New York Stock Exchange (the "Exchange") each day the Exchange is open, and at such other times as the Fund may determine. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value. Securities for which quotations are not readily available are valued at fair value determined in good faith by the Advisor under the supervision of the Board of Directors.

     SALES CHARGE. Sales charges are included in the public offering price. On purchases of less than $100,000, the sales charge is 4.75% of the public offering price (4.99% of the net amount invested). Sales charges are reduced on purchases or $100,000 or more as follows:

     AMOUNT OF INVESTMENT                    SALES CHARGES AS A PERCENTAGE OF:

                                           PUBLIC OFFERING          NET AMOUNT
                                                PRICE                INVESTED

     $100,000 but less than $250,000            3.75%                  3.90%

     250,000 but less than $500,000             2.75%                  2.83%

     $500,000 but less than $1,000,000          2.25%                  2.30%

     $1,000,000 or more                          None                  None

     The above scale is applicable to purchases of shares of the Fund made at one time by any "purchaser", which includes: (i) an individual, his spouse and children under the age of 21, and (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account (including pension, profit-sharing and other employee benefit trusts qualified under Section 401 of the Internal Revenue Code of 1986) although more than one beneficiary is involved. The above scale is also applicable to purchases of shares of the Fund made at one time by clients of the same registered investment advisor, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor where provided in the Account Application.

     Shares of the Fund may be sold at net asset value per share without a sales charge under certain limited circumstances described in the Statement of Additional Information under the heading "Purchase of Shares of the Fund--Certain Purchasers".

     LETTER OF INTENT. The above scale also is applicable to aggregate purchases of $100,000 or more (excluding any reinvestment of dividends and capital gains distributions) made by a purchaser, as defined above, within a 13-month period pursuant to a Letter of Intent. For example, a person who signs a Letter of Intent providing for a total investment in Fund shares of $100,000 over a 13-month period would be charged at the 3.75% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intent may be included thereunder if the Letter is signed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at the current offering price) of all his shares in the Fund held of record as of the date of his Letter of Intent as a credit toward determining the applicable scale of sales charge for the shares to be purchased under the Letter of Intent.

     By signing a Letter of Intent, an investor authorizes the transfer agent to restrict shares having a purchase price of 4.75% of the minimum dollar amount specified in the Letter of Intent; that is, these shares cannot be redeemed by the shareholder until the Letter of Intent is satisfied or the additional sales charges have been paid. These shares can be redeemed by the Fund to adjust the sales charge that might result from a difference in the amount intended to be invested from the amount actually invested. In any retroactive reduction in sale charge, the amount of the reduction either will be delivered to the shareholder or invested in additional shares at the lower charge, as directed by the shareholder. A Letter of Intent is not a binding obligation upon the investor to purchase, nor the Fund to sell, the full amount indicated.

     The letter of intent privilege is also available to clients of the same registered investment advisor or registered representative, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor or registered representative where provided in the Account Application.

     RIGHT OF ACCUMULATION. The above scale also applies to current purchases of shares of the Fund by a purchaser, as defined above, where the aggregate quantity of shares of the Fund previously purchased or acquired and then owned, determined at the current net asset value at the time of the subsequent purchase, plus the shares being purchased, amount to $100,000 or more, provided the Distributor is notified by such person or his dealer each time a purchase is made which would so qualify.

     The right of accumulation privilege is also available to clients of the same registered investment advisor or registered representative, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor or registered representative where provided in the Account Application.

     CONFIRMATIONS AND CERTIFICATES. After every account transaction, a shareholder receives a statement showing the details of the transaction, the number of shares held, and a record of transactions since the beginning of the year. Shares purchased are ordinarily in non-certificated form. Certificates representing shares owned are not delivered to the shareholder unless requested in writing from the transfer agent. No certificate is issued for fractional shares and no certificate is issued to a shareholder who would thereafter hold a certificate or certificates representing in the aggregate less than 30 shares (except in connection with sales or transfers of shares represented by certificates already outstanding). Certificates are issued only in like registration to that of the account. Certificates may be returned to the transfer agent at any time and the shares represented by the certificate will be credited to the shareholder's account. No charge is made for this safekeeping service.

     INVESTMENTS BY TAX-SHELTERED RETIREMENT PLANS. Shares of the Fund are available for purchase in connection with certain types of retirement plans, including:

     o    Individual Retirement Accounts (IRAs) for individuals.
     o    Simplified Employee Pension Plans (SEPs) for employees.
     o    Qualified plans for self-employed individuals.
     o    Qualified corporate pension and profit-sharing plans for employees.

     The purchase of shares of the Fund may be limited by the plans' provisions and does not itself establish such plans. Shareholders considering purchasing any Fund shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

     AUTOMATIC INVESTMENT PLAN. By completing the Automatic Investment Plan section of the application, you may authorize the Fund to debit your bank account for the periodic purchase of Fund shares on or about the 5th or 20th day of each month. Automatic investments are subject to the minimum investment of $100 per month and are unrestricted as to the permitted maximum. You will receive confirmation of automatic investments after the end of each calendar quarter.

     INVESTMENT BY TELEPHONE. The Fund will, at its discretion, accept purchase orders from existing shareholders by telephone, although not accompanied by payment of the shares being purchased. To receive the net asset value for a specific day, a telephone purchase request must be received before the close of the

New York Stock Exchange on that day. Payment for shares ordered in this way must be received by the Fund's transfer agent within three business days after receipt of the order. In order to make sure that payment is received on time, shareholders are encouraged to remit payment by wire or electronic funds transfer, or by overnight delivery. If payment is not received on time, the Fund may cancel the order and redeem shares held in the shareholder's account to compensate the Fund for any decline in the value of the purchased shares. Telephone purchase orders may not exceed four times the value of an account on the date the order is placed (shares previously purchased by telephone are included in computing such value only if payment has been received). See "Redemption of Shares - Redemptions by Telephone" for procedures for telephone transactions.

                              REDEMPTION OF SHARES

     REDEMPTIONS BY MAIL. Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. To redeem shares, the shareholder must send to the Fund's transfer agent at Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229,
(800) 628 4077, a written redemption request, together with any outstanding certificates representing the shares to be redeemed, endorsed by the registered owner or owners, with signatures guaranteed, if required. If no certificates have been issued for the shares to be redeemed, a written request for redemption signed by the registered owner or owners of such shares must be sent to the Fund. Signature guarantees are not required for redemptions of $10,000 or less, so long as payment is to be sent to the shareholder of record at the address of record. A signature guarantee will be required if the redemption proceeds (regardless of amount) are being made payable other than exactly as registered; are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request. All required guarantees of signatures must be made by a national or state bank or by a member firm of a national stock exchange. If shares are held of record in the name of a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption will be required before the request for redemption is accepted, including redemptions under $10,000. For additional information, shareholders may call the Fund's transfer agent at Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, (800) 628 4077.

     REDEMPTIONS BY TELEPHONE. All shareholders have telephone transaction privileges to authorize purchases, exchanges or redemptions unless they specifically decline this service on the account application or by writing to the Fund's transfer agent at Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, (800) 628 4077. The telephone redemption option is not available for shares held in retirement accounts sponsored by the Fund. Redemption requests may be made by telephoning the Fund at (800) 628 4077. To receive the net asset value for a specific day, a telephone redemption request must be received before the close of the New York Stock Exchange on that day. As discussed above, the signature of a redeeming shareholder must be signature guaranteed, and therefore shares may not be redeemed by telephone, if the redemption proceeds: exceed $10,000; are being made payable other than exactly as registered; are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request.

     All telephone transactions are recorded and written confirmations indicating the details of all telephone transactions will promptly be sent to the shareholder of record. Prior to accepting a telephone transaction, the Fund and its transfer agent may require the shareholder placing the order to provide certain identifying information. A shareholder electing to communicate instructions by telephone may be giving up some level of security that would otherwise be present were the shareholder to request a transaction in writing. Neither the Fund nor its transfer agent assumes responsibility for the authenticity of instructions communicated by telephone which are reasonably believed to be genuine and which comply with the foregoing procedures. The transfer agent may be liable for losses resulting from unauthorized or fraudulent telephone instructions in the event these procedures are not followed.

     In times of extreme economic or market conditions, redeeming shares by telephone may be difficult. The Fund may terminate or modify the procedures concerning the telephone redemption at any time, although shareholders of the Fund will be given at least 60 days' prior notice of any termination or material modification. The Fund may, at its own risk, waive certain of the redemption requirements described in the preceding paragraphs.

     PAYMENT FOR REDEEMED SHARES. Payment for shares redeemed upon written request will be made by check and generally will be mailed within seven days after receipt by the Fund of a properly executed redemption request and any outstanding certificates for the shares to be redeemed. Payment for shares redeemed by telephone will be made by check payable to the account name(s) and address exactly as registered, and generally will be mailed within seven days following the request for redemption.

     The value of Fund shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's net assets at the time of redemption. Shares are normally redeemed for cash, except under unusual circumstances as described in the Statement of Additional Information under the heading "Redemption of Shares". Redemption proceeds are sent regular first class mail, or can be sent via overnight "express" mail (such as Federal Express), if requested, for a $20 service charge. A shareholder can pay the $20 by check or simply request that the charge be deducted from his account or the proceeds of such redemption. The transfer agent can only provide this service when mailing to street addresses.

     A shareholder may request that payment for redeemed shares of the Fund be made by wire transfer. Shareholders may elect to use this service on the account application or by providing the Fund with a signature guaranteed letter requesting this service and designating the bank to receive all wire transfers. A shareholder may change the predesignated bank of record by providing the Fund with written signature guaranteed instructions. Wire transfers are subject to a $1,000 minimum and a $100,000 maximum limitation. Redemption proceeds paid by wire transfer will be transmitted to the shareholder's predesignated bank account on the next business day after receipt of the shareholder's redemption request. There is a $15 fee for each wire payment for shares redeemed by the Fund.

     A shareholder may also request that payment for redeemed shares of a Cash Account Trust portfolio be made by wire transfer and should review the Cash Account Trust portfolio prospectus for procedures and charges applicable to redemptions by wire transfer. See below under "Exchange Privilege" for more information concerning the Cash Account Trust portfolios.

     If shares have been purchased by check or other means that are subject to final collection, the Fund does not make redemption proceeds available until such purchase has cleared the shareholder's bank, which could take up to 15 days. In addition to the foregoing restrictions, no redemption payment can be made for shares that have been purchased by telephone order until full payment for the shares has been received. In any event, valid redemption requests concerning shares will be priced at the net asset value next determined after receipt of the request.

     Redemption may be suspended or payment postponed during any period in which the Exchange is closed (except on weekends or customary holidays) or trading on the Exchange is restricted, or during periods of an emergency or other periods during which the Securities and Exchange Commission permits such suspension.

     REINVESTMENT PRIVILEGE. An investor who has redeemed all or part of his shares of the Fund may reinvest all or part of the redemption proceeds, without a sales charge, if he sends a written request to the Fund or its transfer agent not more than 30 days after his shares were redeemed. The redemption proceeds will be so reinvested on the basis of the net asset value of the shares in effect immediately after receipt of the written request. This reinvestment privilege may be exercised only once by an investor upon redemption of his shares of the Fund. Any gain recognized as a result of such redemption will be taxable; if redemption resulted in a loss and reinvestment is made in shares of the Fund, the loss will not be recognized.

     In addition, an investor who has exchanged all or part of his shares of the Fund for shares of the CAT Portfolio as provided below under "Exchange
Privilege" may reinvest all or part of the redemption proceeds of such CAT Portfolio shares, without a sales charge.

     SMALL ACCOUNTS. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account and pay the proceeds to the shareholder if, due to redemptions, the account balance falls below $500, and the account reflects no purchases of shares, other than through reinvestments of dividends or capital gains, during the 60 days prior to the mailing of the notice of intent to redeem. The Fund will give written notice of intent to redeem 60 days prior to any such redemption. During the 60-day period following mailing of such notice, such notified shareholder may increase the value of his account through additional purchases and avoid involuntary redemption. A notice of intent to redeem will not be sent to shareholders earlier than 24 months after establishment of an account.

                               EXCHANGE PRIVILEGE

     By telephoning the Fund at (800) 628 4077, or writing to the Fund's transfer agent at Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, any shareholder may exchange, without charge, any or all of his shares in the Fund for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust (the "CAT Portfolio"), separately managed, unaffiliated money market funds. Exchanges may be made only if the CAT Portfolio is registered in your state of residence. The exchange privilege with the CAT Portfolio does not constitute an offering or recommendation of the shares of the CAT Portfolio by the Fund or its transfer agent. The Distributor is compensated for services it performs with respect to the CAT Portfolios.

     It is your responsibility to obtain and read a prospectus of the CAT Portfolio into which you are exchanging. By giving exchange instructions, a shareholder will be deemed to have acknowledged receipt of the prospectus for the CAT Portfolio. You may make up to one exchange out of the Fund during the calendar month and four exchanges out of the Fund during the calendar year. This limit helps keep the Fund's net asset base stable and reduces the Fund's administrative expenses. There currently is no limit on exchanges out of the CAT Portfolio. In times of extreme economic or market conditions, exchanging Fund or CAT Portfolio shares by telephone may be difficult. See "Redemption of Shares - Redemptions by Telephone" for procedures for telephone transactions.

     Redemptions of shares in connection with exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes.

     An investor who has exchanged all or part of his shares of the Fund for shares of the CAT Portfolio may reinvest all or part of the redemption proceeds of such CAT Portfolio shares into the Fund without a sales charge.

     All exchanges out of the Fund into the CAT Portfolio are subject to the minimum and subsequent investment requirements of the CAT Portfolio into which shares are being exchanged. Exchanges will be accepted only if the registration of the two accounts is identical. Neither the Fund nor the CAT Portfolio, or their transfer agents or advisors, assume responsibility for the authenticity of exchange instructions communicated by telephone or in writing which are believed to be genuine. See "Redemption of Shares - Redemptions by Telephone" for
procedures for telephone transactions. All shareholders have telephone transaction privileges to authorize exchanges unless they specifically decline this service on the account application or by writing to the Fund's transfer agent at Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, (800) 628 4077.

                             DISTRIBUTIONS AND TAXES

     DISTRIBUTION PAYMENT POLICY. The Fund intends to pay dividends at least annually out of substantially all of its investment income (minus certain required adjustments) and to make distributions at least annually of any "net capital gains". Distributions reflecting capital gains realized during each fiscal year ended June 30 normally will be declared and paid in the subsequent fiscal year. The Fund expects that its distributions will consist primarily of capital gains.

     Checks will be made payable and sent by first class mail to each shareholder's address of record unless otherwise requested on the application or by a separate written request. Any checks which are unable to be delivered and are returned to the Fund will be reinvested for such shareholder's account in full or fractional shares at the net asset value next computed after the check has been received by the transfer agent. To reduce costs to the Fund, checks outstanding and uncashed ("stale") for over 180 days may be "stop-paid" and reinvested back into the account from which they were paid at the discretion of the Fund.

     REINVESTMENT OF DISTRIBUTIONS. All income dividends and capital gains distributions, if any, will be reinvested automatically in additional shares of the Fund, without a sales charge, at the net asset value per share determined as of the next business day following the record date for each investor who does not elect on his account application to receive dividends and capital gains in cash. Checks for cash dividends and distributions and reinvestment confirmations are usually mailed to shareholders within ten days of the record date.
Shareholders may change their option any time before the record date of any distribution by writing to the Fund's transfer agent at Fund Services, Inc. 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, (800) 628 4077.

     TAX INFORMATION. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes net short term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on the income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders provided that the Fund meets the requirements under the Code for a corresponding capital gains dividend paid deduction. As a Texas corporation, the Fund will not be subject to any corporate franchise taxes in Texas as long as it qualifies as an open-end investment company as defined in the Investment Company Act of 1940.

     Distributions of the Fund's net investment income are taxable to shareholders (other than those exempt from income tax) as ordinary income whether received in shares or in cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the fair market value thereof on the reinvestment date. Distributions of the Fund's net capital gains ("capital gains dividends") are taxable to shareholders (other than those exempt from income tax) as long-term capital gains regardless of the length of time the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits, such as distributions of principal, first will reduce the adjusted tax basis of shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year.

     Presently under the Code, individuals are subject to a maximum rate for income tax purposes of 15% on net long-term capital gains for property sold or otherwise disposed of after May 5, 2003. The maximum rate of 15% will apply to both capital gains distributions from mutual funds to individual shareholders and to net long-term gains on the disposal of mutual fund shares by individual shareholders.

     To the extent that dividends paid by the Fund are attributable to certain types of dividends it receives on its investment assets, dividends paid by the Fund will qualify for the dividends received deduction for corporations.

     Redemption or resale of shares of the Fund is a taxable transaction for federal income tax purposes. Redeeming shareholders recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss is a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss realized on shares held for six months or less is be treated as long-term capital loss to the extent of any amounts received by the shareholder as capital gains dividends with respect to such shares.

     For most types of accounts, the transfer agent will report the proceeds of any redemptions to shareholders and the Internal Revenue Service annually. Shareholders should keep regular account statements to use in determining the gain or loss on the sale of Fund shares.

     In order to avoid a 4% excise tax the Fund is required to distribute by December 31 of each year at least 98% of its net investment income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any required distribution amounts that were not distributed in previous taxable years. For purposes of the excise tax, any net investment income or capital gain net income retained by, and taxed in the hands of, the Fund is treated as having been distributed.

     Although dividends generally are treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such months and paid in January of the following year are treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders are treated as having received such dividends in the taxable year in which the distribution is actually made.

     Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Each shareholder will also receive, as applicable, various written notices after the close of the Fund's taxable year (i.e., after each June 30th) with respect to certain dividends or distributions that were paid by the Fund to its shareholders during the Fund's prior taxable year.

     To avoid being subject to a 31% federal withholding tax on dividends, capital gains and proceeds of redemption, shareholders must furnish the Fund with their taxpayer identification number and certify in writing that the number furnished is correct and that they are not subject to backup withholding. The appropriate number may be furnished and certified on the application to purchase Fund shares or on IRS Form W-9. To avoid the additional expense and burden of withholding taxes on dividends, the Fund may involuntarily redeem any accounts for which certified taxpayer identification numbers have not been furnished within 60 days of the initial purchase of shares in those accounts. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.

     The  federal   income  tax  discussion  set  forth  above  is  for  general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences to them of holding and disposing of shares, as well as the effects of state, local and foreign tax laws.

                        SHAREHOLDER SERVICES AND REPORTS

     Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, (800) 628 4077, transfer agent for the Fund, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. When an initial investment is made in the Fund, an account will be opened for each shareholder on the Fund's books and shareholders will receive a confirmation of the opening of the account. Shareholders receive quarterly statements giving details of all activity in their account and also receive a statement whenever an investment or withdrawal is made in or from their account. Information for federal income tax purposes will be provided at the end of the year.

     Shareholders receive annual and semiannual reports with financial statements, as well as proxy statements for shareholders' meetings, if any. The Fund is a series of Common Stock, $.00l par value per share, of Dominion Funds, Inc., a Texas corporation formed on June 5, 1992. The Fund's operations are governed by Articles of Incorporation, a copy of which is on file with the Secretary of State of Texas. The Fund is managed by its Board of Directors pursuant to the Articles of Incorporation. The Articles of Incorporation permit the Board of Directors to issue an unlimited number of shares of Common Stock with respect to the Fund. To date, the Fund is the only series of capital stock of the Company, although the Board of Directors is empowered to designate other series. Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. The Fund does not intend to hold annual meetings of shareholders, unless required to do so by the 1940 Act or Texas corporate law. A meeting will be called for the election of directors upon the written request of holders of 10% of the Fund's outstanding shares. Shareholders have neither preemptive rights nor cumulative voting rights. The Company will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940. More detailed information concerning the Fund and the Company is set forth in the Statement of Additional Information.

     Any inquiries by shareholders relating to the Fund may be made by calling or writing Paul Dietrich at the Fund at 1141Custis Street, Alexandria, Virginia 22308 (800) 416 2053.

      Investment Advisor                      Transfer Agent                         Distributor
      ------------------                      --------------                         -----------
Nye, Parnell & Emerson Capital             Fund Services, Inc.             Cullum & Burks Securities, Inc.
       Management, Inc.                    1500 Forest Avenue,               13355 Noel Road, Suite 1300,
  1630 Duke Street, Suite 200                   Suite 111                         One Galleria Tower
  Alexandria, Virginia 22314             Richmond, Virginia 23229                Dallas, Texas 75240
        (800) 416 2053                        (800) 628 4077                        (972) 755 0270

         Administrator                     Independent Auditors                     Legal Counsel
         -------------                     --------------------                     -------------

  Foundation Management, Inc.              Brad A. Kinder, CPA                Frederick C. Summers, III
      1141 Custis Street                    400 Parker Square                 A Professional Corporation
  Alexandria, Virginia 22308                   Suite 250-K                         Attorney at Law
        (800) 416 2053                  Flower Mound, Texas 75028          8235 Douglas Avenue, Suite 1111
                                                                                 Dallas, Texas 75225

           Officers                             Directors                             Custodian
           --------                             ---------                             ---------

         Paul Dietrich                   Paul Dietrich, Chairman               First Southwest Company
      Chairman, President                   Douglas W. Powell                  1700 Pacific, Suite 500
                                                                                 Dallas, Texas 75201

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more details on other aspects of the Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

SHAREHOLDER REPORTS. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders.

To obtain free copies of the Fund's Annual Report, Semi-Annual Report, and SAI, or to request other information about the Fund or make shareholder inquiries, contact the Fund:

                       The Shepherd Large Cap Growth Fund
                   (formerly The Dominion Insight Growth Fund)
                               1141 Custis Street
                           Alexandria, Virginia 22308
                                 (800) 416 2053

The SAI, the Fund's Annual and Semi-Annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

SEC file number 811-6727